Discontinued Operations	12 Months Ended
Dec. 31, 2014
Notes to Financial Statements
Note 3. Discontinued Operations

On February 18 and 19, 2013, we completed the sale and assignment of our working interests in our oil wells. Consideration for the sale and assignment was $3,000 cash. The carrying amount of the oil and gas properties was $24,127 on the date of disposal. The related asset retirement obligation amounted to $57,532 and liabilities assumed amounted to $12,932. Including the $3,000 cash received, the Company recognized a gain of $49,338 in the year ended December 31, 2013, as a result of the disposal.

On December 31, 2013, we entered into a stock purchase agreement with Duke, pursuant to which we sold to Duke 100% of the issued and outstanding shares of Fostung Resources, a wholly owned subsidiary of ours, for a promissory note in the amount of $80,000, which amount approximated the fair value of the leases and mining claims controlled by Fostung Resources, as concluded by an independent third-party geological consultant. Principal and interest at 4.0% are payable on December 31, 2015. Including the $80,000 of consideration received, the Company recognized a loss on the disposal of the subsidiary of $453,581. On December 31, 2014, we determined that it was unlikely that we would collect the principal and interest due on the promissory note from Duke and wrote off the outstanding balance of both the note and the interest receivable.

The Company reported no revenue in discontinued operations for the years ended December 31, 2014 and December 31, 2013. The Company’s net loss reported in discontinued operations for the years ended December 31, 2014 and December 31, 2013 were $0 and $(404,243), respectively. The Company has not recognized any revenue nor incurred expenses with respect to its previously owned oil and gas and mineral assets since their respective sales, and will not recognize any continuing cash flows with respect to these properties in the future.